                                                                   EXHIBIT 10.18


                       AMENDMENT TO EMPLOYMENT AGREEMENT


This Amendment dated this 24th day of May, 1999, covers the Employment Agreement dated October 24, 1994 between Edelbrock Corporation, a Delaware corporation ("Edelbrock"), Edelbrock Foundry Corp., a California corporation (Edelbrock Foundry") and O. Victor Edelbrock Jr. ("Employee").

Section 3.  Term and Termination

     3.1 Employee's term of employment shall be amended to cover the period July 1, 1999 through June 30, 2004.

All other provisions of the October 24, 1999 Agreement shall remain unchanged and be in full force and effect.


EMPLOYEE



/s/ O. VICTOR EDELBROCK JR.
---------------------------------
O. Victor Edelbrock Jr.


EDELBROCK CORPORATION



By: /s/ O. VICTOR EDELBROCK JR.
   ------------------------------

Its:  President and C.E.O.
    -----------------------------


EDELBROCK FOUNDRY CORP.



By: /s/ O. VICTOR EDELBROCK JR.
   ------------------------------

Its:  President and C.E.O.
    -----------------------------



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                       AMENDMENT TO EMPLOYMENT AGREEMENT


This Amendment dated this 24th day of May, 1999, covers the Employment Agreement dated October 24, 1994 between Edelbrock Corporation, a Delaware corporation ("Edelbrock") and Jeffrey L. Thompson ("Employee").

Section 3. Term and Termination

      3.1 Employee's term of employment shall be amended to cover the period July 1, 1999 through June 30, 2004.

All other provisions of the October 24, 1994 Agreement shall remain unchanged and be in full force and effect.


EMPLOYEE



/s/ JEFFREY L. THOMPSON
---------------------------------
Jeffrey L. Thompson




EDELBROCK CORPORATION



By: /s/ O. VICTOR EDELBROCK
   ------------------------------

Its:  President and C.E.O.
    -----------------------------

                       AMENDMENT TO EMPLOYMENT AGREEMENT


This Amendment dated this 24th day of May, 1999, covers the Employment Agreement dated October 24, 1994 between Edelbrock Foundry Corporation, a Delaware corporation ("Edelbrock Foundry") and Jeffrey L. Thompson ("Employee").

Section 3. Term and Termination

      3.1 Employee's term of employment shall be amended to cover the period July 1, 1999 through June 30, 2004.

All other provisions of the October 24, 1994 Agreement shall remain unchanged and be in full force and effect.


EMPLOYEE



/s/ RONALD L. WEBB
---------------------------------
Ronald L. Webb




EDELBROCK FOUNDRY CORP.



By: /s/ O. VICTOR EDELBROCK
   ------------------------------

Its:  President and C.E.O.
    -----------------------------